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                                                                    EXHIBIT 23.2


                   Consent of Independent Public Accountants


     We hereby consent to the reference to our firm under the caption "Experts" in the registration statement on Form S-4 of Alabama National BanCorporation.



                                    /s/ Mauldin & Jenkins, LLC



Atlanta, Georgia
October 1, 2001